                                                                               .
                                                                               .
                                                                               .

                                                                   Exhibit 21.1

                        LIST OF SIGNIFICANT SUBSIDIARIES


NAME OF SUBSIDIARY                      JURISDICTION OF INCORPORATION OR ORGANIZATION
----------------------------------      ---------------------------------------------
Intercontinental Exchange Holdings
Limited                                 United Kingdom
ICE Futures                             United Kingdom